Exhibit 99.1

LBW HOLDINGS, INC.

111 Huntington Avenue

Boston, MA 02199

October 2, 2005

BY TELECOPY – (603) 643-1467

Leo C. McKenna

Chairman, Special Committee

34 South Main Street

Hanover, New Hampshire 03755

BY TELECOPY – (920) 882-5863

David J. Vander Zanden

Chief Executive Officer

School Specialty, Inc.

W6316 Design Drive

Greenville, Wisconsin 54942

Dear Leo and David:

Enclosed as discussed with you and your counsel is our formal notice under the Merger Agreement.  We look forward to working with you next week to get our arms and help the Lenders get their arms around the facts of the Company’s current situation and appreciate your cooperation in helping us do so.

As you would expect under the current circumstances we feel constrained to and do reserve all rights relating to the Merger Agreement or otherwise with respect to the foregoing or other matters and understand that you do the same.  We are extremely disappointed that the transactions contemplated by the Merger Agreement will not close the week of October 3rd as we had hoped.

Best regards,

LBW HOLDINGS, INC.

/s/ Craig Boyce

By: Craig Boyce

Title: Vice President

NS/jc:  9829245v1

Attachment

cc:

Joseph Franzoi, Esq.

Franzoi & Franzoi, SC

514 Racine Street

Menasha, WI 54952

Facsimile: (920) 725-3916

Sidley Austin Brown & Wood LLP

Bank One Plaza

10 South Dearborn Street

Chicago, IL 60603

Attn:

Thomas A. Cole, Esq.

John A. Ballis, Esq.

Facsimile: (312) 853-7036

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Attn:

R. Newcomb Stillwell, Esq.

Shari H. Wolkon, Esq.

Facsimile:        (617) 951-7050

LBW HOLDINGS, INC.

111 Huntington Avenue

Boston, MA 02199

October 2, 2005

BY TELECOPY – (920) 882-5863

David J. Vander Zanden

Chief Executive Officer

School Specialty, Inc.

W6316 Design Drive

Greenville, Wisconsin 54942

Dear David:

Reference is made to the Agreement and Plan of Merger dated as of May 31, 2005 (the “Merger Agreement”) by and among LBW Holdings, Inc., LBW Acquisition, Inc. and School Specialty, Inc.  We believe you are aware that LBW Acquisition, Inc. entered into a Purchase Agreement dated September 23, 2005 (the “Purchase Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. (the “Purchasers”) with respect to the issuance by LBW Acquisition, Inc. of $350,000,000 principal amount of senior notes (the “Notes”).  Terms defined in the Merger Agreement and not otherwise defined herein are used herein as so defined.

We hereby deliver notice under the Merger Agreement (including without limitation Sections 5.11(c) and 10.2 thereof) that (i) the Purchasers have delivered us a letter, a copy of which is enclosed, pursuant to which they have terminated their obligations under the Purchase Agreement and (ii) the Lender has informed us that it is continuing to evaluate and will evaluate further the information received and to be received in connection with the Debt Financing pursuant to the Debt Commitment Letter and the implications thereof in respect of the commitments for the Debt Financing.  We enclose a copy of our letter being transmitted simultaneously herewith to the Purchasers.

Best regards,

LBW HOLDINGS, INC.

/s/ Craig Boyce

By: Craig Boyce

Title: Vice President

NS/jc:  9829923v1

Enclosures

cc:

Joseph Franzoi, Esq.

Franzoi & Franzoi, SC

514 Racine Street

Menasha, WI 54952

Facsimile: (920) 725-3916

Mr.  Leo C. McKenna

Chairman, Special Committee

34 South Main Street

Hanover, New Hampshire 03755

Facsimile: (608) 643-1467

Sidley Austin Brown & Wood LLP

Bank One Plaza

10 South Dearborn Street

Chicago, IL 60603

Attn:

Thomas A. Cole, Esq.

John A. Ballis, Esq.

Facsimile: (312) 853-7036

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Attention:R. Newcomb Stillwell, Esq.

Shari H. Wolkon, Esq.

Facsimile: (617) 951-7050

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004-1980

Tel: 212.859.8000

Fax: 212.859.4000

www.friedfrank.com

September 30, 2005

[Logo]

R. Newcomb Stillwell, Esq.

Ropes & Gray, LLP

One International Place

Boston, MA 02110

Dear Newcomb:

Pursuant to our discussions, I enclose on behalf of Banc of America Securities LLC, J.P. Morgan Securities Inc. and Deutsche Bank Securities, the initial purchasers under the purchase agreement entered into on September 23, 2005 with respect to $350,000,000 of 10% senior notes due 2013, a letter terminating such purchase agreement.  I authorize you on behalf of the initial purchasers to provide a copy of the enclosed letter to Sidley Austin Brown & Wood, as counsel to the special committee for the board of directors for School Specialty, Inc.  As also discussed with you and Sidley, we would appreciate you and Sidley providing us with a courtesy copy of any press release to be issued by Bain Capital, LLC and Thomas H. Lee Partners and/or School Specialty concerning the foregoing a reasonable time prior to its release.

Sincerely,

/s/ Valerie Ford Jacob

Valerie Ford Jacob

cc:

George Zobitz, Esq.

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

A Delaware Limited Liability Partnership

New York • Washington • Los Angeles • London • Paris

 September 30, 2005

LBW Holdings, Inc.

LBW Acquisition, Inc.

c/o Bain Capital Partners, LLC

111 Huntington Avenue

Boston, MA 02199

Facsimile: (617) 516-5010

Attention: Craig Boyce

Thomas H. Lee Partners, L.P.

100 Federal Street, 35th Floor

Boston, MA 02110

Facsimile: (617) 227-3514

Attention: George Taylor

Copy To:

Ropes & Gray, LLP

One International Place

Boston, MA 02110

Facsimile: (617) 951-7050

Attention: Joel F. Feedman

Ladies and Gentlemen:

Reference is made to the Purchase Agreement dated September 23, 2005 (the “Purchase Agreement”) among Banc of America Securities LLC, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc., as initial purchasers and LBW Acquisition, Inc., an issuer.  Terms used but not defined in this letter have the meanings given to such terms in the Purchase Agreement.

We hereby inform you that, based upon information we have received, certain conditions of our obligations under the Purchase Agreement have not and cannot be satisfied, and we are terminating the Purchase Agreement in accordance with its terms.

Nothing contained herein shall limit our rights thereunder, including to indemnity and contribution, or the representations, warranties and other agreements in our favor contained in the Purchase Agreement.  Moreover, nothing contained in this letter shall limit our rights or benefits contained in the Engagement Letter dated May 31, 2005 (the “Engagement Letter”) among Banc of America Securities LLC, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. and LBW Holdings, Inc. and LBW Acquisition, Inc.  We hereby expressly reserve all rights or benefits available to us under the Purchase Agreement and the Engagement Letter.

IN WITNESS WHEREOF, the undersigned has executed this letter as of the date first written above.

BANC OF AMERICA SECURITIES LLC

By:

Name:

Title:

J.P. MORGAN SECURITIES INC.

By:

Name:

Title:

DEUTSCHE BANK SECURITES INC.

By:	/s/ Catay Madigan
Name: Catay Madigan
Title: MD

By:

Name:

Title:

limit our rights or benefits contained in the Engagement Letter dated May 31, 2005 (the “Engagement Letter”) among Banc of America Securities LLC, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. and LBW Holdings, Inc. and LBW Acquisition, Inc.  We hereby expressly reserve all rights or benefits available to us under the Purchase Agreement and the Engagement Letter.

IN WITNESS WHEREOF, the undersigned has executed this letter as of the date first written above.

BANC OF AMERICA SECURITIES LLC

By:	/s/ Bradford Jones
Name: Bradford Jones
Title: Managing Director

J.P. MORGAN SECURITIES INC.

By:

Name:

Title:

DEUTSCHE BANK SECURITES INC.

By:

Name:

Title:

By:

Name:

Title:

limit our rights or benefits contained in the Engagement Letter dated May 31, 2005 (the “Engagement Letter”) among Banc of America Securities LLC, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. and LBW Holdings, Inc. and LBW Acquisition, Inc.  We hereby expressly reserve all rights or benefits available to us under the Purchase Agreement and the Engagement Letter.

IN WITNESS WHEREOF, the undersigned has executed this letter as of the date first written above.

BANC OF AMERICA SECURITIES LLC

By:

Name:

Title:

J.P. MORGAN SECURITIES INC.

By:	/s/ Charles D. Smith
Name: Charles D. Smith
Title: Managing Director

DEUTSCHE BANK SECURITES INC.

By:

Name:

Title:

By:

Name:

Title:

limit our rights or benefits contained in the Engagement Letter dated May 31, 2005 (the “Engagement Letter”) among Banc of America Securities LLC, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. and LBW Holdings, Inc. and LBW Acquisition, Inc.  We hereby expressly reserve all rights or benefits available to us under the Purchase Agreement and the Engagement Letter.

IN WITNESS WHEREOF, the undersigned has executed this letter as of the date first written above.

BANC OF AMERICA SECURITIES LLC

By:

Name:

Title:

J.P. MORGAN SECURITIES INC.

By:

Name:

Title:

DEUTSCHE BANK SECURITES INC.

By:	/s/ Mark Fedorcih
Name: Mark Fedorcih
Title: Managing Director

By:

Name:

Title: